MERRILL LYNCH
                                                                   CONNECTICUT
                                                                   MUNICIPAL
                                                                   BOND FUND

                                                          STRATEGIC
                                                                   Performance

                               [GRAPHIC OMITTED]

                                                                   Annual Report
                                                                   July 31, 1999

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 1999, long-term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving somewhat to 6.10% by July 31, 1999. During the last six months, yields on long-term US Treasury securities increased approximately 100 basis points (1.00%).

Long-term tax-exempt bond yields also rose during the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. During the period, the yields on long-term tax-exempt revenue bonds rose almost 50 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term fixed-income bond yields has been a reflection of the continued strong technical position the municipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%-85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to remain stable in the coming months and a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation data, as well as improvements in productivity in both manufacturing and service industries. Future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. These factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Fiscal Year in Review

At the beginning of the fiscal year ended July 31, 1999, we had a positive outlook toward the municipal bond market. This was based on our belief that lower interest rates were imminent. Consequently, we remained fully invested during the first half of the fiscal year.

During the second half of the fiscal year ended July 31, 1999, the municipal market was relatively stable compared to other fixed-income markets, which were relatively volatile. As we began the period, we had an aggressive investment strategy designed to seek to take advantage of further declines in long-term interest rates. We revised our strategy when these declines did not seem probable as a result of the strong economic growth in the first quarter of 1999. Given this robust economic environment, we shifted our focus to income-producing securities rather than those issues with the potential for capital gains. We believed that coupon income could be the more significant component of total return for the Fund if the tax-exempt bond market performed as anticipated. Keeping shareholder income in mind, Merrill Lynch Connecticut Municipal Bond Fund remained essentially fully invested for most of the past several months, and we expect to maintain this position going forward.

During the fiscal year ended July 31, 1999, our investment strategies benefited the Fund's performance as the Fund had total returns of +2.50%, +1.99%, +1.79% and +2.40% for Class A, Class B, Class C and Class D Shares, respectively. (Complete performance information can be found on pages 3-5 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Connecticut Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

September 7, 1999

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                    Standardized
                                                      12 Month        3 Month     Since Inception   30-Day Yield
                                                    Total Return   Total Return    Total Return     As of 7/31/99
=================================================================================================================
ML Connecticut Municipal Bond Fund Class A Shares       +2.50%         -1.97%         +38.14%           4.06%
-----------------------------------------------------------------------------------------------------------------
ML Connecticut Municipal Bond Fund Class B Shares       +1.99          -2.09          +34.64            3.72
-----------------------------------------------------------------------------------------------------------------
ML Connecticut Municipal Bond Fund Class C Shares       +1.79          -2.11          +34.25            3.62
-----------------------------------------------------------------------------------------------------------------
ML Connecticut Municipal Bond Fund Class D Shares       +2.40          -1.99          +37.53            3.96
=================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 7/01/94 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

ML Connecticut Municipal Bond Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                    7/01/94**              7/99
ML Connecticut
Municipal Bond Fund+--
Class A Shares*                                      $ 9,600             $13,262
ML Connecticut
Municipal Bond Fund+--
Class B Shares*                                      $10,000             $13,464
Lehman Brothers Municipal
Bond Index++                                         $10,000             $14,078

ML Connecticut Municipal Bond Fund's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                    10/21/94**             7/99
ML Connecticut
Municipal Bond Fund+--
Class C Shares*                                      $10,000             $13,425
ML Connecticut
Municipal Bond Fund+--
Class D Shares*                                      $ 9,600             $13,203
Lehman Brothers Municipal
Bond Index++                                         $10,000             $14,235

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Connecticut Municipal Bond Fund invests primarily in long-term, investment-grade obligations issued by or on behalf of the state of Connecticut, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class B Shares' graph is from 6/30/94 and in the Class C & Class D Shares' graph is from 10/31/94.

      Past performance is not predictive of future performance.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                           % Return Without       % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/99                               +2.33%               -1.76%
--------------------------------------------------------------------------------
Inception (7/01/94)
through 6/30/99                                  +6.62                +5.75
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


                                               % Return              % Return
                                             Without CDSC          With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/99                               +1.82%               -2.07%
--------------------------------------------------------------------------------
Inception (7/01/94)
through 6/30/99                                  +6.08                +6.08
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return              % Return
                                             Without CDSC          With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/99                               +1.81%               +0.84%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                                  +6.45                +6.45
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                           % Return Without       % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/99                               +2.23%               -1.86%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                                  +6.96                +6.04
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Connecticut Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
GO     General Obligation Bonds
HFA    Housing Finance Agency
PCR    Pollution Control Revenue Bonds
VRDN   Variable Rate Demand Notes

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                            Issue                                               (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Connecticut--93.1%
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        $1,000    Connecticut State Clean Water Fund, Revenue Refunding Bonds, 5.80% due 6/01/2016              $ 1,039
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Connecticut State Development Authority, Governmental Lease Revenue Bonds,
                               6.60% due 6/15/2014 (b)                                                                         1,095
------------------------------------------------------------------------------------------------------------------------------------
NR*       VMIG1+      2,390    Connecticut State Development Authority, Health Care Revenue Refunding Bonds
                               (Independent Living Project), VRDN, 2.95% due 7/01/2015 (a)                                     2,390
------------------------------------------------------------------------------------------------------------------------------------
BB-       Ba1         1,000    Connecticut State Development Authority, PCR, Refunding (Connecticut Light & Power
                               Company), Series A, 5.85% due 9/01/2028                                                           965
------------------------------------------------------------------------------------------------------------------------------------
AA        A1          2,000    Connecticut State Development Authority Revenue Bonds (General Fund), Series A,
                               6.375% due 10/15/2024                                                                           2,167
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    Connecticut State Development Authority, Solid Waste Disposal Facilities Revenue Bonds
                               (Pfizer Inc. Project), AMT, 7% due 7/01/2025                                                    1,688
------------------------------------------------------------------------------------------------------------------------------------
                               Connecticut State Development Authority, Water Facility Revenue Bonds
                               (Bridgeport Hydraulic Co. Project), AMT:
AA-       NR*         1,250      6.15% due 4/01/2035                                                                           1,312
A+        NR*         3,000      6% due 9/01/2036                                                                              3,084
------------------------------------------------------------------------------------------------------------------------------------
                               Connecticut State Development Authority, Water Facility Revenue Refunding Bonds
                               (Bridgeport Hydraulic Co. Project) (b):
AAA       Aaa         1,000      Series A, 6.05% due 3/01/2029                                                                 1,046
AAA       Aaa         1,890      Series B, 5.50% due 6/01/2028                                                                 1,891
------------------------------------------------------------------------------------------------------------------------------------
                               Connecticut State, GO:
AA        Aa3         5,000      Series A, 5% due 6/15/2018                                                                    4,828
AA        Aa3         3,750      Series C, 5.25% due 8/01/2017                                                                 3,746
------------------------------------------------------------------------------------------------------------------------------------
                               Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance Program):
AA        Aa2           850      AMT, Series A, Sub-Series A-2, 6.20% due 11/15/2022                                             887
AAA       Aaa         2,110      Series B, 6.75% due 11/15/2023 (b)                                                            2,261
------------------------------------------------------------------------------------------------------------------------------------
                               Connecticut State, HFA, Revenue Refunding Bonds (Housing Mortgage Finance Program):
AA        Aa2         1,000      AMT, Series B, Sub-Series B-2, 5.70% due 5/15/2017                                            1,016
AA        Aa2         1,310      Series A-1, 5% due 5/15/2017                                                                  1,264
AA        Aa2         1,200      Series C-1, 6.30% due 11/15/2017                                                              1,266
------------------------------------------------------------------------------------------------------------------------------------
                               Connecticut State Health and Educational Facilities Authority Revenue Bonds:
AAA       Aaa         1,000      (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (b)                                     1,070
AAA       Aaa         1,400      (Newington Children's Hospital), Series A, 6.30% due 7/01/2021 (b)                            1,484
BBB-      Baa3        1,000      (Sacred Heart University), Series D, 6.20% due 7/01/2007 (e)                                  1,106
AAA       Aaa         1,000      (Yale--New Haven Hospital Issue), Series G, 6.50% due 7/01/2012 (b)                           1,065
A1+       VMIG1+      2,000      (Yale University), VRDN, Series T-1, 2.75% due 7/01/2029 (a)                                  2,000
A1+       VMIG1+        900      (Yale University), VRDN, Series T-2, 2.75% due 7/01/2029 (a)                                    900
------------------------------------------------------------------------------------------------------------------------------------
                               Connecticut State Health and Educational Facilities Authority, Revenue Refunding Bonds:
AA-       A1          2,000      (Nursing Home Program--AHF/Hartford), 7.125% due 11/01/2004 (e)                               2,281
BBB-      NR*           870      (Sacred Heart University), Series C, 6.625% due 7/01/2006 (e)                                   982
BBB-      Baa3          130      (Sacred Heart University), Series C, 6.625% due 7/01/2026                                       138
AAA       Aaa           900      (Trinity College), Series D, 6.125% due 7/01/2004 (c)(e)                                        984
AAA       Aaa         1,000      (Yale--New Haven Hospital Issue), Series H, 5.70% due 7/01/2025 (b)                           1,019
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                            Issue                                               (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Connecticut (concluded)
------------------------------------------------------------------------------------------------------------------------------------
NR*       A1         $  640    Connecticut State Higher Education, Supplemental Loan Authority Revenue Bonds
                               (Family Education Loan Program), AMT, Series A, 6.40% due 11/15/2014                          $   673
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         1,000    Connecticut State Regional Learning Educational Service Center Revenue Bonds
                               (Office/Education Center Facility), 7.75% due 2/01/2015                                         1,107
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Connecticut State Resource Recovery Authority, Revenue Refunding Bonds, Series A,
                               5.50% due 11/15/2012 (b)                                                                        1,030
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,000    Connecticut State Special Tax Obligation Revenue Bonds, Transportation Infrastructure,
                               Series B, 4.75% due 11/01/2018 (d)                                                              3,677
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    East Haven, Connecticut, GO, 5.50% due 9/01/2014 (c)                                            1,015
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa           500    Hartford, Connecticut, GO, 5.75% due 10/01/2015 (c)                                               522
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa           500    New Canaan, Connecticut, GO, Refunding, 4.75% due 2/01/2019                                       464
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    New Haven, Connecticut, GO, Series A, 4.75% due 2/01/2019 (c)                                     908
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    South Central Connecticut Regional Water Authority, Water System Revenue
                               Refunding Bonds, Fifteenth, Series A, 5.125% due 8/01/2029 (c)                                  1,420
------------------------------------------------------------------------------------------------------------------------------------
                               Trumbull, Connecticut, GO:
AA        Aa2         1,000      5% due 1/15/2017                                                                                972
AA        Aa2         1,200      5% due 1/15/2018                                                                              1,158
------------------------------------------------------------------------------------------------------------------------------------
AA        Baa3        1,870    Waterbury, Connecticut, GO, 5% due 2/15/2018                                                    1,746
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa           730    Westport, Connecticut, GO, Refunding, 5.25% due 7/15/2019                                         727
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Guam--1.4%
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Guam Power Authority, Revenue Refunding Bonds, Series A, 5% due 10/01/2024 (f)                    943
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--4.8%
------------------------------------------------------------------------------------------------------------------------------------
AA-       Aa3         1,000    Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities Financing
                               Authority Revenue Bonds (Motorola Inc. Project), Series A, 6.75% due 1/01/2014                  1,077
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth Appropriation,
                               Series A, 5.375% due 6/01/2017 (f)                                                              2,031
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$62,620)--99.3%                                                                                      64,444

Other Assets Less Liabilities--0.7%                                                                                              423
                                                                                                                             -------
Net Assets--100.0%                                                                                                           $64,867
                                                                                                                             =======
------------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   FSA Insured.
(e)   Prerefunded.
(f)   AMBAC Insured.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1999

Assets:                 Investments, at value (identified cost--$62,619,954) (Note 1a) ...............                  $64,444,295
                        Cash .........................................................................                       66,298
                        Receivables:
                          Interest ................................................................... $  847,567
                          Beneficial interest sold ...................................................     10,724           858,291
                                                                                                       ----------
                        Prepaid registration fees and other assets (Note 1e) .........................                          794
                                                                                                                        -----------
                        Total assets .................................................................                   65,369,678
                                                                                                                        -----------
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:            Payables:
                          Beneficial interest redeemed ...............................................    289,484
                          Dividends to shareholders (Note 1f) ........................................     43,692
                          Investment adviser (Note 2) ................................................     25,716
                          Distributor (Note 2) .......................................................     22,655           381,547
                                                                                                       ----------
                        Accrued expenses and other liabilities .......................................                      120,735
                                                                                                                        -----------
                        Total liabilities ............................................................                      502,282
                                                                                                                        -----------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:             Net assets ...................................................................                  $64,867,396
                                                                                                                        ===========
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets              Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:             shares authorized ............................................................                  $    85,627
                        Class B Shares of beneficial interest, $.10 par value, unlimited number of
                        shares authorized ............................................................                      397,462
                        Class C Shares of beneficial interest, $.10 par value, unlimited number of
                        shares authorized ............................................................                       64,911
                        Class D Shares of beneficial interest, $.10 par value, unlimited number of
                        shares authorized ............................................................                       68,220
                        Paid-in capital in excess of par .............................................                   62,616,724
                        Undistributed realized capital gains on investments--net .....................                      141,256
                        Accumulated distributions in excess of realized capital gains on
                        investments--net (Note 1f) ...................................................                     (331,145)
                        Unrealized appreciation on investments--net ..................................                    1,824,341
                                                                                                                        -----------
                        Net assets ...................................................................                  $64,867,396
                                                                                                                        ===========
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:        Class A--Based on net assets of $9,013,542 and 856,270 shares
                        of beneficial interest outstanding ...........................................                  $     10.53
                                                                                                                        ===========
                        Class B--Based on net assets of $41,834,915 and 3,974,620 shares
                        of beneficial interest outstanding ...........................................                  $     10.53
                                                                                                                        ===========
                        Class C--Based on net assets of $6,836,843 and 649,107 shares
                        of beneficial interest outstanding ...........................................                  $     10.53
                                                                                                                        ===========
                        Class D--Based on net assets of $7,182,096 and 682,196 shares
                        of beneficial interest outstanding ...........................................                  $     10.53
                                                                                                                        ===========
-----------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

Statement of Operations

                                                                                                                 For the Year Ended
                                                                                                                      July 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income       Interest and amortization of premium and discount earned ................                       $ 3,465,106
(Note 1d):
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:               Investment advisory fees (Note 2) .......................................  $  361,239
                        Account maintenance and distribution fees--Class B (Note 2) .............     219,055
                        Professional fees .......................................................      86,365
                        Printing and shareholder reports ........................................      78,924
                        Accounting services (Note 2) ............................................      43,334
                        Account maintenance and distribution fees--Class C (Note 2) .............      35,497
                        Transfer agent fees--Class B (Note 2) ...................................      13,517
                        Registration fees (Note 1e) .............................................      10,606
                        Pricing fees ............................................................       6,971
                        Amortization of organization expenses (Note 1e) .........................       6,691
                        Account maintenance fees--Class D (Note 2) ..............................       6,647
                        Custodian fees ..........................................................       4,417
                        Trustees' fees and expenses .............................................       3,601
                        Transfer agent fees--Class A (Note 2) ...................................       2,343
                        Transfer agent fees--Class C (Note 2) ...................................       1,788
                        Transfer agent fees--Class D (Note 2) ...................................       1,702
                        Other ...................................................................       1,959
                                                                                                   ----------
                        Total expenses before reimbursement .....................................     884,656
                        Reimbursement of expenses (Note 2) ......................................     (65,679)
                                                                                                   ----------
                        Total expenses after reimbursement ......................................                           818,977
                                                                                                                        -----------
                        Investment income--net ..................................................                         2,646,129
                                                                                                                        -----------
-----------------------------------------------------------------------------------------------------------------------------------
Realized &              Realized gain on investments--net .......................................                           398,934
Unrealized Gain         Change in unrealized appreciation on investments--net ...................                        (1,872,803)
(Loss) on                                                                                                               -----------
Investments--Net        Net Increase in Net Assets Resulting from Operations ....................                       $ 1,172,260
(Notes 1b, 1d & 3):                                                                                                     ===========
-----------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

Statements of Changes in Net Assets

                                                                                                           For the Year Ended
                                                                                                                 July 31,
                                                                                                      ----------------------------
Increase (Decrease) in Net Assets:                                                                         1999            1998
----------------------------------------------------------------------------------------------------------------------------------
Operations:             Investment income--net .....................................................  $ 2,646,129      $ 2,472,706
                        Realized gain on investments--net ..........................................      398,934          619,908
                        Change in unrealized appreciation on investments--net ......................   (1,872,803)          (1,223)
                                                                                                      -----------      -----------
                        Net increase in net assets resulting from operations .......................    1,172,260        3,091,391
                                                                                                      -----------      -----------
----------------------------------------------------------------------------------------------------------------------------------
Dividends &             Investment income--net:
Distributions to          Class A ..................................................................     (412,500)        (412,542)
Shareholders              Class B ..................................................................   (1,720,492)      (1,687,290)
(Note 1f):                Class C ..................................................................     (225,980)        (169,203)
                          Class D ..................................................................     (287,157)        (203,671)
                        In excess of realized gain on investments--net:
                          Class A ..................................................................      (46,064)              --
                          Class B ..................................................................     (216,885)              --
                          Class C ..................................................................      (30,363)              --
                          Class D ..................................................................      (37,833)              --
                                                                                                      -----------      -----------
                        Net decrease in net assets resulting from dividends and distributions
                        to shareholders ............................................................   (2,977,274)      (2,472,706)
                                                                                                      -----------      -----------
----------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest     Net increase in net assets derived from beneficial interest transactions ...    6,820,583        9,834,240
Transactions                                                                                          -----------      -----------
(Note 4):
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:             Total increase in net assets ...............................................    5,015,569       10,452,925
                        Beginning of year ..........................................................   59,851,827       49,398,902
                                                                                                      -----------      -----------
                        End of year ................................................................  $64,867,396      $59,851,827
                                                                                                      ===========      ===========
----------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

Financial Highlights

The following per share data and ratios have been derived                               Class A
from information provided in the financial statements.              ------------------------------------------------
                                                                               For the Year Ended July 31,
                                                                    ------------------------------------------------
Increase (Decrease) in Net Asset Value:                               1999      1998       1997      1996      1995
--------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ........... $ 10.79   $ 10.68    $ 10.29   $ 10.23   $ 10.22
Operating                                                           -------   -------    -------   -------   -------
Performance:         Investment income--net .......................     .48       .52        .56       .58       .60
                     Realized and unrealized gain (loss) on
                     investments--net .............................    (.21)      .11        .39       .06       .01
                                                                    -------   -------    -------   -------   -------
                     Total from investment operations .............     .27       .63        .95       .64       .61
                                                                    -------   -------    -------   -------   -------
                     Less dividends and distributions:
                       Investment income--net .....................    (.48)     (.52)      (.56)     (.58)     (.60)
                       In excess of realized gain on
                       investments--net ...........................    (.05)       --         --        --        --+
                                                                    -------   -------    -------   -------   -------
                     Total dividends and distributions ............    (.53)     (.52)      (.56)     (.58)     (.60)
                                                                    -------   -------    -------   -------   -------
                     Net asset value, end of year ................. $ 10.53   $ 10.79    $ 10.68   $ 10.29   $ 10.23
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...........    2.50%     6.00%      9.51%     6.37%     6.30%
Return:*                                                            =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement ...............     .84%      .77%       .52%      .34%      .07%
Net Assets:                                                         =======   =======    =======   =======   =======
                     Expenses .....................................     .94%      .89%       .92%      .98%     1.19%
                                                                    =======   =======    =======   =======   =======
                     Investment income--net .......................    4.43%     4.79%      5.38%     5.58%     6.02%
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ....... $ 9,013   $ 8,855    $ 8,380   $ 7,589   $ 7,979
Data:                                                               =======   =======    =======   =======   =======
                     Portfolio turnover ...........................   47.62%    53.99%     32.46%    57.58%    60.99%
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales charges.
      +     Amount is less than $.01 per share.

            See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

Financial Highlights (continued)

The following per share data and ratios have been derived                                Class B
from information provided in the financial statements.              ------------------------------------------------
                                                                               For the Year Ended July 31,
                                                                    ------------------------------------------------
Increase (Decrease) in Net Asset Value:                               1999      1998       1997      1996      1995
--------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ........... $ 10.79   $ 10.68    $ 10.29   $ 10.23   $ 10.22
Operating                                                           -------   -------    -------   -------   -------
Performance:         Investment income--net .......................     .43       .46        .51       .53       .55
                     Realized and unrealized gain (loss) on
                     investments--net .............................    (.21)      .11        .39       .06       .01
                                                                    -------   -------    -------   -------   -------
                     Total from investment operations .............     .22       .57        .90       .59       .56
                                                                    -------   -------    -------   -------   -------
                     Less dividends and distributions:
                       Investment income--net .....................    (.43)     (.46)      (.51)     (.53)     (.55)
                       In excess of realized gain on
                       investments--net ...........................    (.05)       --         --        --        --+
                                                                    -------   -------    -------   -------   -------
                     Total dividends and distributions ............    (.48)     (.46)      (.51)     (.53)     (.55)
                                                                    -------   -------    -------   -------   -------
                     Net asset value, end of year ................. $ 10.53   $ 10.79    $ 10.68   $ 10.29   $ 10.23
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...........    1.99%     5.47%      8.96%     5.82%     5.77%
Return:*                                                            =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement ...............    1.35%     1.27%      1.02%      .85%      .58%
Net Assets:                                                         =======   =======    =======   =======   =======
                     Expenses .....................................    1.45%     1.40%      1.43%     1.49%     1.70%
                                                                    =======   =======    =======   =======   =======
                     Investment income--net .......................    3.93%     4.28%      4.87%     5.07%     5.51%
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ....... $41,835   $41,964    $35,563   $31,359   $30,265
Data:                                                               =======   =======    =======   =======   =======
                     Portfolio turnover ...........................   47.62%    53.99%     32.46%    57.58%    60.99%
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales charges.
      +     Amount is less than $.01 per share.

            See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

Financial Highlights (continued)

                                                                                         Class C
                                                                    ------------------------------------------------
                                                                                                            For the
                                                                                                             Period
The following per share data and ratios have been derived                                                    Oct. 21,
from information provided in the financial statements.                    For the Year Ended July 31,       1994+ to
                                                                    --------------------------------------   July 31,
Increase (Decrease) in Net Asset Value:                               1999      1998       1997      1996      1995
--------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ......... $ 10.80   $ 10.69    $ 10.30   $ 10.24   $  9.82
Operating                                                           -------   -------    -------   -------   -------
Performance:         Investment income--net .......................     .41       .45        .50       .52       .42
                     Realized and unrealized gain (loss) on
                     investments--net .............................    (.22)      .11        .39       .06       .42
                                                                    -------   -------    -------   -------   -------
                     Total from investment operations .............     .19       .56        .89       .58       .84
                                                                    -------   -------    -------   -------   -------
                     Less dividends and distributions:
                       Investment income--net .....................    (.41)     (.45)      (.50)     (.52)     (.42)
                       In excess of realized gain on
                       investments--net ...........................    (.05)       --         --        --       --++
                                                                    -------   -------    -------   -------   -------
                     Total dividends and distributions ............    (.46)     (.45)      (.50)     (.52)     (.42)
                                                                    -------   -------    -------   -------   -------
                     Net asset value, end of period ............... $ 10.53   $ 10.80    $ 10.69   $ 10.30   $ 10.24
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...........    1.79%     5.36%      8.84%     5.72%     8.79%+++
Return:**                                                           =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement ...............    1.45%     1.37%      1.12%      .95%      .74%*
Net Assets:                                                         =======   =======    =======   =======   =======
                     Expenses .....................................    1.55%     1.50%      1.53%     1.58%     1.77%*
                                                                    =======   =======    =======   =======   =======
                     Investment income--net .......................    3.82%     4.17%      4.77%     4.96%     5.43%*
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ..... $ 6,837   $ 4,399    $ 2,016   $ 1,829   $   820
Data:                                                               =======   =======    =======   =======   =======
                     Portfolio turnover ...........................   47.62%    53.99%     32.46%    57.58%    60.99%
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Commencement of operations.
      ++    Amount is less than $.01 per share.
      +++   Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                         Class D
                                                                    ------------------------------------------------
                                                                                                            For the
                                                                                                             Period
The following per share data and ratios have been derived                                                    Oct. 21,
from information provided in the financial statements.                    For the Year Ended July 31,       1994+ to
                                                                    --------------------------------------   July 31,
Increase (Decrease) in Net Asset Value:                               1999      1998       1997      1996      1995
--------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ......... $ 10.79   $ 10.68    $ 10.29   $ 10.23    $ 9.82
Operating                                                           -------   -------    -------   -------   -------
Performance:         Investment income--net .......................     .47       .51        .55       .57       .46
                     Realized and unrealized gain (loss) on
                     investments--net .............................    (.21)      .11        .39       .06       .41
                                                                    -------   -------    -------   -------   -------
                     Total from investment operations .............     .26       .62        .94       .63       .87
                                                                    -------   -------    -------   -------   -------
                     Less dividends and distributions:
                       Investment income--net .....................    (.47)     (.51)      (.55)     (.57)     (.46)
                       In excess of realized gain on
                       investments--net ...........................    (.05)       --         --        --        --++
                                                                    -------   -------    -------   -------   -------
                     Total dividends and distributions ............    (.52)     (.51)      (.55)     (.57)     (.46)
                                                                    -------   -------    -------   -------   -------
                     Net asset value, end of period ............... $ 10.53   $ 10.79    $ 10.68   $ 10.29   $ 10.23
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...........    2.40%     5.90%      9.40%     6.26%     9.10%+++
Return:**                                                           =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement ...............     .95%      .87%       .62%      .44%      .22%*
Net Assets:                                                         =======   =======    =======   =======   =======
                     Expenses .....................................    1.05%      .99%      1.03%     1.07%     1.27%*
                                                                    =======   =======    =======   =======   =======
                     Investment income--net .......................    4.32%     4.67%      5.27%     5.46%     5.96%*
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ..... $ 7,182   $ 4,634    $ 3,440   $ 2,657   $ 1,067
Data:                                                               =======   =======    =======   =======   =======
                     Portfolio turnover ...........................   47.62%    53.99%     32.46%    57.58%    60.99%
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Commencement of operations.
      ++    Amount is less than $.01 per share.
      +++   Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Connecticut Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the year ended July 31, 1999, FAM earned fees of $361,239, of which $65,679 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account           Distribution
                                              Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class B ................................            .25%                .25%
Class C ................................            .25%                .35%
Class D ................................            .10%                 --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                        MLFD              MLPF&S
--------------------------------------------------------------------------------
Class A ........................................        $ 62             $   562
Class D ........................................        $831             $53,137
--------------------------------------------------------------------------------

For the year ended July 31, 1999, MLPF&S received contingent deferred sales charges of $30,299 and $674 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for year ended July 31, 1999 were $33,384,394 and $29,587,814, respectively.

Net realized gains for the year ended July 31, 1999 and net unrealized gains as of July 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                    Realized          Unrealized
                                                      Gains              Gains
--------------------------------------------------------------------------------
Long-term investments .........................     $398,934          $1,824,341
                                                    --------          ----------
Total .........................................     $398,934          $1,824,341
                                                    ========          ==========
--------------------------------------------------------------------------------

As of July 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $1,824,341, of which $2,498,206 related to appreciated securities and $673,865 related to depreciated securities. The aggregate cost of investments at July 31, 1999 for Federal income tax purposes was $62,619,954.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $6,820,583 and $9,834,240 for the years ended July 31, 1999 and July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1999                               Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................             177,165          $ 1,934,587
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................              25,662              278,945
                                               -----------          -----------
Total issued .........................             202,827            2,213,532
Shares redeemed ......................            (166,927)          (1,812,430)
                                               -----------          -----------
Net increase .........................              35,900          $   401,102
                                               ===========          ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1998                               Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................             170,255          $ 1,827,909
Shares issued to shareholders
in reinvestment of dividends .........              26,123              280,243
                                               -----------          -----------
Total issued .........................             196,378            2,108,152
Shares redeemed ......................            (160,568)          (1,724,041)
                                               -----------          -----------
Net increase .........................              35,810          $   384,111
                                               ===========          ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1999                               Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................             759,454          $ 8,251,448
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................              96,851            1,052,027
                                               -----------          -----------
Total issued .........................             856,305            9,303,475
Automatic conversion
of shares ............................              (1,859)             (20,268)
Shares redeemed ......................            (767,760)          (8,274,670)
                                               -----------          -----------
Net increase .........................              86,686          $ 1,008,537
                                               ===========          ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1998                               Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................             953,149          $10,228,638
Shares issued to shareholders
in reinvestment of dividends .........              84,480              907,228
                                               -----------          -----------
Total issued .........................           1,037,629           11,135,866
Automatic conversion
of shares ............................             (26,169)            (284,672)
Shares redeemed ......................            (453,359)          (4,873,260)
                                               -----------          -----------
Net increase .........................             558,101          $ 5,977,934
                                               ===========          ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1999                               Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................             274,615          $ 2,996,710
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................              17,146              186,113
                                               -----------          -----------
Total issued .........................             291,761            3,182,823
Shares redeemed ......................             (49,930)            (544,294)
                                               -----------          -----------
Net increase .........................             241,831          $ 2,638,529
                                               ===========          ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1998                               Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................             304,263          $ 3,243,701
Shares issued to shareholders
in reinvestment of dividends .........               9,956              107,137
                                               -----------          -----------
Total issued .........................             314,219            3,350,838
Shares redeemed ......................             (95,563)          (1,031,660)
                                               -----------          -----------
Net increase .........................             218,656          $ 2,319,178
                                               ===========          ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1999                               Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................             360,488          $ 3,945,264
Automatic conversion
of shares ............................               1,859               20,268
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................              15,941              172,967
                                               -----------          -----------
Total issued .........................             378,288            4,138,499
Shares redeemed ......................            (125,408)          (1,366,084)
                                               -----------          -----------
Net increase .........................             252,880          $ 2,772,415
                                               ===========          ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1998                               Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................             211,578          $ 2,284,155
Automatic conversion
of shares ............................              26,169              284,672
Shares issued to shareholders
in reinvestment of dividends .........               8,148               87,646
                                               -----------          -----------
Total issued .........................             245,895            2,656,473
Shares redeemed ......................            (138,645)          (1,503,456)
                                               -----------          -----------
Net increase .........................             107,250          $ 1,153,017
                                               -----------          -----------
-------------------------------------------------------------------------------

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Connecticut Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Connecticut Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Connecticut Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 8, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Connecticut Municipal Bond Fund during its taxable year ended July 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
Record                Payable                Ordinary               Long-Term
Date                    Date                  Income              Capital Gains*
--------------------------------------------------------------------------------
12/21/98              12/31/98               $.034013                $.019906
--------------------------------------------------------------------------------
*     This entire distribution is subject to the 20% tax rate.

Please retain this information for your records.


18
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Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 1999

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Connecticut
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #18138--7/99

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